                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              UniFirst Corporation
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                              UNIFIRST CORPORATION

                                68 JONSPIN ROAD

                        WILMINGTON, MASSACHUSETTS 01887

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 9, 2001

     The Annual Meeting of the Shareholders of UniFirst Corporation will be held at FleetBoston Financial Corporation's 2nd Floor Conference Center, 100 Federal Street, Boston, MA 02110 (the former BankBoston building) on January 9, 2001 at 10:00 A.M. for the following purposes:

        1. To elect two Class III Directors, each to serve for a term of three years;

        2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                            By Order of the Board of Directors

                                            RAYMOND C. ZEMLIN, Clerk

December 1, 2000

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

                              UNIFIRST CORPORATION

                                68 JONSPIN ROAD

                        WILMINGTON, MASSACHUSETTS 01887
                            ------------------------
                              PROXY STATEMENT FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 9, 2001
              AT 10:00 A.M. AT FLEETBOSTON FINANCIAL CORPORATION'S
       2ND FLOOR CONFERENCE CENTER, 100 FEDERAL STREET, BOSTON, MA 02110
                            ------------------------

GENERAL INFORMATION

     The enclosed proxy is being solicited on behalf of the Board of Directors of UniFirst Corporation (the "Company") for use at the 2001 Annual Meeting of Shareholders to be held on January 9, 2001 (the "Annual Meeting") and at any adjournment thereof. This Proxy Statement, the enclosed proxy and the Company's 2000 Annual Report to Shareholders are being mailed to shareholders on or about December 1, 2000. Any shareholder signing and returning the enclosed proxy has the power to revoke it by giving notice of its revocation to the Company in writing or in the open meeting before any vote with respect to the matters set forth therein is taken. The shares represented by the enclosed proxy will be voted as specified therein if said proxy is properly signed and received by the Company prior to the time of the Annual Meeting and is not properly revoked. The expense of this proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses in connection therewith.

     The Board of Directors has fixed the close of business on November 17, 2000 as the record date for the determination of the shareholders entitled to notice of, and to vote at, this Annual Meeting and any adjournments thereof. As of the close of business on that date, there were outstanding and entitled to vote 9,239,834 shares of common stock, par value $.10 per share ("Common Stock"), and 10,243,744 shares of Class B common stock, par value $.10 per share ("Class B Common Stock"). Transferees after such date will not be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote per share. Each share of Class B Common Stock is entitled to ten votes per share. All actions submitted to a vote of shareholders are voted on by holders of Common Stock and Class B Common Stock voting together as a single class, except for the election of certain Directors and for the approval of matters requiring class votes under the Business Corporation Law of The Commonwealth of Massachusetts.

                           1.  ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently composed of six members, divided into three equal classes, with one class elected each year at the annual meeting of shareholders. The Directors in each class serve for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each annual meeting of shareholders.

     At the Annual Meeting, two Class III Directors will be elected to serve until the 2004 annual meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Phillip L. Cohen to be elected by holders of Common Stock, voting as a separate class, to serve as a Class III Director and Cynthia Croatti to be elected by holders of Common Stock and Class B Common Stock, voting together as a single class, to serve as a Class III Director (collectively, the "Nominees").

     Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates "FOR" the election of the Nominees to the Board of Directors. While the Company has no reason to believe that either of the Nominees will be unable to serve as a Director, in the event either or both of the Nominees should become unavailable to serve at the time of the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy for such other person or persons as they may in their discretion select. A plurality of the votes cast by holders of shares of Common Stock, voting as a separate class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Phillip L. Cohen. A plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Cynthia Croatti. Consistent with applicable law, the Company intends to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.

     The following table sets forth certain information with respect to the Nominees as well as the other Directors of the Company.

                                                                   DIRECTOR
                                                              AGE   SINCE
CLASS III DIRECTORS -- TERM EXPIRES IN 2004 (NOMINEES)        ---  --------
Cynthia Croatti (1).........................................  45     1995
  MS. CROATTI joined the Company in 1980. She has served as
     director since 1995 and Treasurer since 1982 and in
     addition, has primary responsibility for overseeing the
     purchasing and direct sales functions of the Company.

Phillip L. Cohen (2)........................................  69       --
  MR. COHEN was a partner with an international public
     accounting firm from 1965 until his retirement in June
     1994 and has been a financial consultant since that
     date. He is a director and Treasurer of the Greater
     Boston Convention and Visitor's Bureau and a director
     of Bike Athletic Co. and Nortek, Inc.

                                                                   DIRECTOR
                                                              AGE   SINCE
CLASS II DIRECTORS -- TERM EXPIRES IN 2002                    ---  --------
Ronald D. Croatti (1).......................................  57     1982
  MR. CROATTI joined the Company in 1965. He became director of the Company in 1982 and Vice Chairman of the Board
     in 1986 and has served as Chief Executive Officer since
     1991 and President since 1995. Mr. Croatti has overall
     responsibility for the management of the Company.

                                                                   DIRECTOR
                                                              AGE   SINCE
CLASS II DIRECTORS -- TERM EXPIRES IN 2002                    ---  --------
Donald J. Evans.............................................  74     1973
  MR. EVANS has served as director of the Company since
     1973. He has served as General Counsel and First Deputy
     Commissioner, Massachusetts Department of Revenue,
     since November 1996. Prior to that time, Mr. Evans was
     a partner in the law firm of Goodwin, Procter and Hoar
     LLP, the Company's general counsel.

                                                                   DIRECTOR
                                                              AGE   SINCE
CLASS I DIRECTORS -- TERM EXPIRES IN 2003                     ---  --------
Aldo Croatti (1)............................................  82     1950
  MR. CROATTI has been Chairman of the Board since the
     Company's incorporation in 1950 and of certain of its
     predecessors since 1940.

Albert Cohen (2)............................................  73     1989
  MR. COHEN has served as director of the Company since
     1989. He has been President of A.L.C. Corp., a
     consultancy, since September 1998. Prior to that time,
     Mr. Cohen was Chairman of the Board and Chief Executive
     Officer of Electronic Space Systems Corporation, a
     manufacturer of aerospace ground equipment.

---------------

(1) Ronald Croatti and Cynthia Croatti are the son and daughter, respectively, of Aldo Croatti.

(2) The Company has designated Messrs. Albert Cohen and Phillip L. Cohen as the Directors to be elected by the holders of Common Stock voting separately as a single class.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Officers, Directors and greater than 10% shareholders are required to file with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), reports of ownership and changes in ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Exchange Act, as appropriate. Officers, Directors and greater than 10% shareholders are required by Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or written representations that no such reports were required during the 1999 fiscal year, the Company believes that, during fiscal 1999, all officers, Directors and greater than 10% shareholders complied with the applicable Section 16(a) filing requirements.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors held four meetings during the Company's 2000 fiscal year. During the 2000 fiscal year, the Audit Committee consisted of Albert Cohen, Reynold L. Hoover and Donald J. Evans, and met on two occasions. The Audit Committee is responsible for reviewing the scope of audit and other related services provided by the Company's independent public accountants. During the 2000 fiscal year, the Compensation Committee consisted of Aldo Croatti, Chairman, Albert Cohen and Donald J. Evans and met on two occasions. The Compensation Committee is responsible for reviewing and approving the Company's executive compensation program. The Company does not have a standing nominating committee.

     Each Director attended at least 75% of all of the meetings of the Board of Directors and of the committees of which the Director was a member held during the last fiscal year.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth as of September 30, 2000 certain information concerning shares of Common Stock and Class B Common Stock beneficially owned by
(i) each Director and Nominee, (ii) each of the executive officers of the Company named in the Summary Compensation Table, and (iii) all executive officers and Directors as a group, in each case based on information furnished by such individuals. Except as otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table reflects shares outstanding of each class of common stock on September 30, 2000, and does not take into account conversions after such date of shares of Class B Common Stock into Common Stock. Subsequent conversions of Class B Common Stock into Common Stock will increase the voting control of persons who retain shares of Class B Common Stock.

                                                                         PERCENTAGE OF      PERCENTAGE OF
                   NAME OF                      AMOUNT AND NATURE OF    ALL OUTSTANDING         VOTING
               BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP       SHARES(1)           POWER(1)
               ----------------                 --------------------    ---------------     -------------
Aldo Croatti (2)..............................        5,447,760               27.7%              47.5%
Ronald D. Croatti (3)(4)......................          470,085                2.4%               4.2%
Cynthia Croatti (5)(4)........................          313,370                1.6%               2.8%
Robert L. Croatti (6)(4)......................           32,400                 *                  *
Bruce Boynton(4)..............................           10,295                 *                  *
John B. Bartlett (7)(4).......................            8,050                 *                  *
Donald J. Evans (7)...........................            1,400                 *                  *
Albert Cohen..................................                0                 --                 --
Phillip L. Cohen..............................                0                 --                 --
All Directors and executive officers
  as a group(4)(10 persons)...................        6,286,015               40.0%              54.5%

---------------

  * Less than 1%.

(1) The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of September 30, 2000, a total of 19,663,878 shares of common stock were outstanding, of which 9,408,134 were shares of Common Stock entitled to one vote per share and 10,255,744 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2) Includes 5,299,060 shares of Class B Common Stock, representing 51.7% of such class and 148,700 shares of Common Stock, representing 1.6% of such class. All of the 148,700 shares of Common Stock and 2,699,060 shares of Class B Common Stock are owned by The Aldo A. Croatti Trust - 1983, of which Aldo Croatti is the sole trustee and a beneficiary. The remaining 2,600,000 shares of Class B Common Stock are owned by The Marie Croatti QTIP Trust, of which Aldo Croatti is the sole trustee and the beneficiaries of which are the wife and issue of Aldo Croatti. The information presented does not include any shares owned by Mr. Croatti's wife or children, as to which shares Mr. Croatti disclaims any beneficial interest.

(3) Ronald D. Croatti owns shares of Class B Common Stock only, representing 4.6% of such class, plus the options to purchase Common Stock listed in footnote 4. The information presented does not include any shares owned by Mr. Croatti's children, as to which shares Mr. Croatti disclaims any beneficial interest.

(4) Includes the right to acquire pursuant to the exercise of stock options, within 60 days after September 30, 2000, the following number of shares of Common Stock: Ronald D. Croatti, 525 shares; Cynthia Croatti, 250 shares; Robert L. Croatti, 400 shares; Bruce Boynton, 225 shares; John B. Bartlett, 350 shares; and all other Directors and executive officers as a group, 2,075 shares.

(5) Cynthia Croatti owns shares of Class B Common Stock only, representing 3.1% of such class, plus the options to purchase Common Stock listed in footnote
    4. The information presented does not include any shares owned by Ms. Croatti's children, as to which shares Ms. Croatti disclaims any beneficial interest.

(6) Robert L. Croatti is the nephew of Aldo Croatti and the cousin of Ronald Croatti and Cynthia Croatti. Robert Croatti owns shares of Common Stock only, plus the options to purchase Common Stock listed in footnote 4.

(7) Each of Messrs. Bartlett and Evans owns shares of Common Stock only, plus in the case of Mr. Bartlett the options to purchase Common Stock listed in footnote 4.

     To the best knowledge of the Company, the following are the only beneficial owners of more than 5% of the outstanding Common Stock or Class B Common Stock of the Company as of September 30, 2000.

                                                                         PERCENTAGE OF      PERCENTAGE OF
                   NAME OF                      AMOUNT AND NATURE OF    ALL OUTSTANDING         VOTING
               BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP       SHARES(1)           POWER(1)
               ----------------                 --------------------    ---------------     -------------
Aldo Croatti(2)...............................        5,447,760               27.7%              47.5%
The Croatti Family Limited Partnership(3).....        2,600,000               13.2%              23.3%
Marie Croatti(4)..............................        1,365,890                6.9%              12.2%
William Blair & Company, L.L.C.(5)............          817,369                4.2%             *
Arnhold and S. Bleichroeder, Inc.(6)..........          800,000                4.1%             *
Societe Generale Asset Management Corp.(7)....          800,000                4.1%             *
Dimensional Fund Advisors, Inc.(8)............          713,650                3.6%             *
FleetBoston Financial Corporation(9)..........          757,281                3.9%             *

---------------

  * Less than 1%.

(1) The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of September 30, 1999, a total of 19,663,878 shares of common stock were outstanding, of which 9,408,134 were shares of Common Stock entitled to one vote per share and 10,255,744 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2) Includes 7,899,060 shares of Class B Common Stock, representing 51.7% of such class and 148,700 shares of Common Stock representing 1.6% of such class. All of the 148,700 shares of Common Stock and 2,847,760 shares of Class B Common Stock are owned by The Aldo A. Croatti Trust - 1983, of which Aldo Croatti is the sole trustee and a beneficiary. The remaining 2,600,000 shares of Class B Common Stock are owned by The Marie Croatti QTIP Trust, of which Aldo Croatti is the sole trustee and the beneficiaries of which are the wife and issue of Aldo Croatti. The information presented does not include any shares owned by Mr. Croatti's wife or children, as to which shares Mr. Croatti disclaims any beneficial interest. Mr. Croatti's address is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(3) The address of The Croatti Family Limited Partnership (the "CFLP") is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887. The CFLP owns shares of Class B Common Stock only, representing 25.4% of such class. The general partner of CFLP, Croatti Management Associates, Inc. (the "General Partner"), has sole voting and dispositive power with respect to the shares owned by CFLP. The General Partner is owned equally by Marie Croatti, Ronald Croatti and Cynthia Croatti, and they comprise its three directors.

(4) Includes 411,168 shares of Class B Common Stock and 2,550 shares of Common Stock owned of record by Marie Croatti, as Trustee under several trusts, the beneficiaries of which are the grandchildren of Aldo Croatti, as to which shares Mrs. Croatti disclaims any beneficial interest. Mrs. Croatti individually owns

    940,172 shares of Class B Common Stock, representing 9.2% of such class, and 2,000 shares of Common Stock, representing less than one percent of such class. Marie Croatti is the wife of Aldo Croatti. Mrs. Croatti's address is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, Massachusetts 01887.

(5) The address of William Blair & Company, L.L.C. is 222 West Adams Street, Chicago, IL 60606. William Blair & Company, L.L.C. owns shares of Common Stock only, representing 8.7% of such class. The Company has relied solely upon the information provided by William Blair & Company, L.L.C.

(6) The address of Arnhold and S. Bleichroeder, Inc. ("Arnhold") is 1345 Avenue of the Americas, New York, NY 10105. Arnhold owns shares of Common Stock only, representing 8.5% of such class. Arnhold shares voting and dispositive power over the shares listed with its investment advisory client(s). The Company has relied solely upon information provided by Arnhold.

(7) The address of Societe Generale Asset Management Corp. is 1221 Avenue of the Americas, New York, NY 10020. Societe Generale Asset Management Corp. owns shares of Common Stock only, representing 8.5% of such class. Societe Generale Asset Management Corp. shares voting power over the shares listed with its investment advisory client(s). The Company has relied solely upon the information provided by Societe Generale Asset Management Corp.

(8) The address of Dimensional Fund Advisers, Inc. ("Dimensional") is 1299 Ocean Avenue, Santa Monica, CA 90401. Dimensional owns shares of Common Stock only, representing 7.6% of such class. Dimensional, an investment advisor registered under the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the securities of the Issuer described in this schedule that are owned by the Portfolios. All securities reported in this schedule are owned by the Portfolios, and Dimensional disclaims beneficial ownership of such securities.

(9) The address of FleetBoston Financial Corporation is One Federal Street, Boston, MA 02110. FleetBoston Financial Corporation owns shares of Common Stock only, representing 8.0% of such class. The Company has relied solely upon the information provided by FleetBoston Financial Corporation.

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation paid to the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company during 2000 for each of the three fiscal years ended August 26, 2000, for services rendered in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                         AWARDS
                                        ANNUAL COMPENSATION(1)         SECURITIES       ALL OTHER
              NAME AND                ---------------------------      UNDERLYING      COMPENSATION
         PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)   OPTIONS (SHARES)      (2)($)
         ------------------           ----   ---------   --------   ----------------   ------------
Ronald D. Croatti...................  2000    324,351     36,717         2,100            16,511
Vice Chairman of the Board,           1999    313,789          0             0            12,330
  Chief Executive Officer and
     President                        1998    294,991     53,091             0            11,737
Aldo Croatti........................  2000    200,850     23,098             0             8,079
Chairman of the Board                 1999    200,850          0             0            12,330
                                      1998    200,850     36,153             0            11,737
Robert L. Croatti...................  2000    250,968     28,278         1,600            14,617
Executive Vice President              1999    239,306          0             0            12,330
                                      1998    222,734     40,086             0            11,737
John B. Bartlett....................  2000    221,292     24,866         1,400            13,832
Senior Vice President                 1999    208,830          0             0            12,330
  and Chief Financial Officer         1998    189,818     34,162             0            11,737
Bruce P. Boynton....................  2000    181,771     20,321         1,100            12,789
Vice President, Operations            1999    168,400          0             0           143,153(3)
                                      1998    148,876     26,805             0            11,737

---------------

(1) Perquisites and other personal benefits paid to each named executive officer in each instance aggregated less than 10% of the total annual salary and bonus set forth in the columns entitled "Salary" and "Bonus" for each named executive officer.

(2) Amounts shown for each named executive officer in 1998 and 1999 represent the Company's contributions to the named executive officer's account under the Company's Profit Sharing Plan. For 2000, the amount shown for each named executive officer represents the sum of (i) the Company's matching contribution to the named executive officer's 401(k) account and (ii) the Company's contributions to the named executive officer's account under the Company's Profit Sharing Plan. The respective amounts for each named executive officer are as follows: Ronald D. Croatti, $6,538 and $8,079; Aldo Croatti, $0 and $8,079; Robert L. Croatti, $6,538 and $8,079; John B. Bartlett, $5,753 and $8,079; and Bruce P. Boynton, $4,710 and $8,079.

(3) Includes $131,457 paid in connection with the named executive officer's relocation from Canada to the corporate headquarters in Wilmington, MA in 1999.

OPTION GRANTS WITH RESPECT TO FISCAL YEAR 2000

     The following table sets forth the options granted with respect to the fiscal year ended August 26, 2000 to the Company's Named Executive Officers.

                                                       INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                                    -------------------------------------------------------     VALUE OF ASSUMED
                                      NUMBER OF       PERCENT OF                                     ANNUAL
                                     SECURITIES      TOTAL OPTIONS                            RATES OF STOCK PRICE
                                     UNDERLYING       GRANTED TO                                APPRECIATION FOR
                                       OPTIONS         EMPLOYEES      EXERCISE                   OPTION TERM(1)
                                       GRANTED        FOR FISCAL       PRICE     EXPIRATION   ---------------------
               NAME                      (#)           YEAR 2000       ($/SH)       DATE         5%          10%
               ----                 -------------   ---------------   --------   ----------   ---------   ---------
Ronald D. Croatti.................      2,100            3.6%          $15.13     08/31/07     $15,165     $36,323
Aldo Croatti......................         --              --              --           --          --          --
Robert L. Croatti.................      1,600            2.8%          $15.13     08/31/07     $11,554     $27,675
John B. Bartlett..................      1,400            2.4%          $15.13     08/31/07     $10,110     $24,215
Bruce B. Boynton..................      1,100            1.9%          $15.13     08/31/07     $ 7,944     $19,026

---------------
(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 8-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

OPTION EXERCISES AND YEAR-END HOLDINGS

     The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers who held such options at August 26, 2000. No Named Executive Officer of the Company exercised any options to purchase Common Stock during 2000.

                 AGGREGATED FISCAL YEAR-END 2000 OPTION VALUES

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                           OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                       AUGUST 26, 2000(#)            AUGUST 26, 2000($)
                                                   ---------------------------   ---------------------------
                      NAME                         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                      ----                         -----------   -------------   -----------   -------------
Ronald D. Croatti................................      525           1,575            0              0
Aldo Croatti.....................................       --              --           --             --
Robert L. Croatti................................      400           1,200            0              0
John B. Bartlett.................................      350           1,050            0              0
Bruce B. Boynton.................................      275             825            0              0

---------------
(1) None of the Named Executive Officers holds any in-the-money options.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Company maintains the UniFirst Unfunded Supplemental Executive Retirement Plan (the "SERP") available to certain eligible employees of the Company and its affiliates. Retirement benefits available under the SERP are based on a participant's average annual base earnings for the last three years of employment prior to his retirement date ("Final Average Earnings"). Upon the retirement of a participant on his social security retirement date, the participant will be paid an aggregate amount equal to two times his Final Average Earnings over a twelve year period. Upon the death of a participant, the participant's designated beneficiary will be paid retirement benefits as above (determined as of the date of death if pre-retirement). Additionally, the designated beneficiary will receive a lump sum benefit equal to 40% of the participant's Final Average Earnings. The SERP provides that, upon any change of control, retirement benefits of participants who are age 50 or over and whose employment is terminated within three years of the change of control will become vested and payable, subject to certain years of service requirements.

   AVERAGE                                       ANNUAL RETIREMENT
COMPENSATION(1)                                     BENEFIT(2)
---------------                                  -----------------
$125,000.......................................       $20,833
$150,000.......................................       $25,000
$175,000.......................................       $29,167
$200,000.......................................       $33,333
$225,000.......................................       $37,500
$250,000.......................................       $41,667
$275,000.......................................       $45,833
$300,000.......................................       $50,000
$325,000.......................................       $54,167
$350,000.......................................       $58,333

---------------

(1) Average Compensation for purposes of this table is based on the participant's average base salary for the last three years of full-time employment preceding retirement.

(2) The Annual Retirement Benefit is payable for twelve years beginning at the participant's social security retirement age. There is no deduction for Social Security or other offset amounts.

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee currently consists of Albert Cohen and Donald J. Evans, two Directors who are not employees of the Company, and Aldo Croatti, Chairman. The Compensation Committee reviews and approves the Company's executive compensation program.

COMPENSATION PHILOSOPHY

     The Company seeks to attract and retain executive officers who, in the judgment of the Company's Board of Directors, possess the skill, experience and motivation to contribute significantly to the long-term success of the Company and to long-term stock price appreciation. With this philosophy in mind, the Compensation Committee follows an executive officer compensation program designed to foster the mutuality of interest between the Company's executive officers and the Company's shareholders and to provide senior management additional incentive to enhance the sales growth and profitability of the Company, and thus shareholder value.

     The Compensation Committee reviews its compensation policy annually. Compensation of executive officers currently consists of a base salary and, based on the achievement of predetermined corporate performance objectives, a cash bonus. In addition, in fiscal 2000 the Company issued options to purchase a total of 58,000 shares to over 90 officers, general managers and other management personnel. Although the Company's fiscal year ends in August, compensation decisions generally are made on a calendar year basis.

BASE SALARY

     Each year, the Compensation Committee consults with the Chief Executive Officer with respect to setting the base salaries of its executive officers, other than the Chief Executive Officer, for the ensuing year. Annual salary adjustments are determined by evaluating the financial performance of the Company during the prior year, each executive officer's contribution to the profitability, sales growth, return on equity and market share of the Company during the prior year and the compensation programs and levels paid to executives at other companies generally.

INCENTIVE COMPENSATION PLAN

     Annual cash bonuses for executive officers of the Company are determined in accordance with the Company's incentive compensation plan, the philosophy and substantive requirements of which are reviewed by the Compensation Committee each year. Cash bonuses are determined with reference to the Company's financial performance as measured by growth in revenues and earnings per share and by the Company's customer retention levels.

     Each year, the Compensation Committee confers with the Chief Executive Officer and establishes performance goals for revenues, earnings per share and customer retention. In its determination of the amount of cash bonuses, the Compensation Committee places primary emphasis on growth in earnings per share and lesser emphasis on revenue growth and customer retention. The cash bonuses awarded depend on the extent to which the performance of the Company meets or exceeds the budgeted amounts. In addition, the Compensation Committee establishes minimum achievement thresholds and maximum bonus levels for each of these performance criteria which apply uniformly to the Company's executive officers. Bonuses are determined and paid annually after the end of each fiscal year.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee established the compensation of Ronald D. Croatti, the Chief Executive Officer, for 2000 using the same criteria applicable to determining compensation levels and bonuses for other executive officers as noted in this report. Based on the financial performance of the Company during the 1999 fiscal year, the compensation levels paid to executives of other companies generally, and Mr. Croatti's contribution to the profitability, sales growth, return on equity and market share of the Company during the 1999 fiscal year and his leadership of the Company, Mr. Croatti's 2000 calendar year base salary was established at $322,400, an increase of 2.9% over the prior year.

                                            Aldo Croatti (Chairman)
                                            Albert Cohen
                                            Donald J. Evans

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Aldo Croatti, Chairman of the Board of Directors and formerly Chief Executive Officer of the Company, is, and was during fiscal 2000, a member of the Compensation Committee. The Company is not aware of any compensation committee interlocks.

                           REPORT OF AUDIT COMMITTEE

The Audit Committee has:

-  Reviewed and discussed the audited financial statements with management.

- Discussed with the independent auditors the matters required to be discussed by SAS 61.

- Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors' independence.

- Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

The Board of Directors has determined that the members of the Audit Committee are independent. The Audit Committee has adopted a written charter. The charter is included as Exhibit A to this proxy statement.

Members of the Audit Committee:

Albert Cohen, Chairman
Donald J. Evans
Reynold L. Hoover

STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Common Stock, based on the market price of the Common Stock, with the cumulative total shareholder return of a peer group and of companies within the Standard & Poor's 500 Stock Index, in each case assuming reinvestment of dividends. The peer group is composed of Cintas Corporation, G & K Services, Inc. and Angelica Corporation. The calculation of cumulative total shareholder return assumes a $100 investment in the Common Stock, the peer group and the S&P 500 Stock Index on August 31, 1995.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

                          AMONG UNIFIRST CORPORATION,
                       THE S&P 500 INDEX AND A PEER GROUP

                           8/95      8/96       8/97       8/98       8/99        8/00
                           ----      ----       ----       ----       ----        ----
UniFirst Corporation      100.00     148.64     175.06     184.60     111.55      75.74
S & P 500                 100.00     118.73     167.00     180.51     252.40     293.59
Peer Group                100.00     138.72     173.49     205.19     244.90     281.60


* $100 INVESTED ON 08/31/95 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company retained during the 2000 fiscal year, and proposes to retain during the 2001 fiscal year, the law firm of Goodwin, Procter & Hoar LLP. Donald
J. Evans, a Director of the Company, was formerly a partner of the law firm of Goodwin, Procter & Hoar LLP. Raymond C. Zemlin, the Secretary and Clerk of the Company, is the sole shareholder of Raymond C. Zemlin, P.C., which is a partner in the law firm of Goodwin, Procter & Hoar LLP.

DIRECTOR COMPENSATION

     Each Director who is not an employee of the Company receives a director's fee of $10,000 per year, $1,250 per directors' meeting attended and $250 per directors' meeting and committee meeting attended by telephone. A Director who is also an employee of the Company receives no director's fees.

                               2.  OTHER MATTERS

     Management is not aware of any other matters which may come before the Annual Meeting; however, if any matters other than those set forth in the attached Notice of Annual Meeting should be properly presented at the Annual Meeting, the persons named in the enclosed proxy intend to take such action as will be, in their discretion, consistent with the best interest of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

     Management has selected the firm of Arthur Andersen LLP, independent public accountants, to serve as auditors for the fiscal year ending August 25, 2001. Arthur Andersen LLP has served as the Company's auditors since 1972.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

     Any shareholder desiring to present a proposal for inclusion in the Company's Proxy Statement in connection with the Company's 2002 Annual Meeting of Shareholders must submit the proposal so as to be received by the Clerk of the Company at the principal executive offices of the Company, 68 Jonspin Road, Wilmington, Massachusetts 01887, not later than August 3, 2001. In addition, in order to be included in the proxy statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

     Shareholders wishing to present business for action, other than proposals to be included in the Company's Proxy Statement, or to nominate candidates for election as directors at a meeting of the Company's shareholders, must do so in accordance with the Company's By-laws. The By-laws provide, among other requirements, that in order to be presented at the 2002 Annual Meeting, such shareholder proposals or nominations may be made only by a stockholder of record who shall have given notice of the proposal or nomination and the related required information to the Company no earlier than September 13, 2001 and no later than October 28, 2001.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU DESIRE TO VOTE YOUR STOCK IN PERSON AT THE MEETING, YOUR PROXY MAY BE REVOKED.

December 1, 2000

                                                                       EXHIBIT A

                              UNIFIRST CORPORATION

                            AUDIT COMMITTEE CHARTER

I.  GENERAL STATEMENT OF PURPOSE

     The Audit Committee of the Board of Directors (the "Audit Committee") of UniFirst Corporation (the 'Company') assists the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process and of the Company's procedures for compliance with legal and regulatory requirements. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's external independent auditor.

II.  AUDIT COMMITTEE COMPOSITION

     The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Sections 303.01 and 303.02 of the New York Stock Exchange Listed Company Manual. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.  MEETINGS

     The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV.  AUDIT COMMITTEE ACTIVITIES

     The principal activities of the Audit Committee will generally include the following:

     A.  REVIEW OF CHARTER

     - Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

     B. AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

     - Review the overall audit plan (both external and internal) with the independent auditor and the members of management who are responsible for maintaining the Company's accounts and preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

     - Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

          (i) the Company's annual audited financial statements, including any significant financial reporting issues which have arisen in connection with the preparation of such audited financial statements;

          (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

          (iii) major changes in and other questions regarding accounting and auditing principles and procedures; and

          (iv) the effectiveness of the Company's internal audit process (including evaluations of its Senior Accounting Executive and any other relevant personnel).

     - Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and receive assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

     - Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering:

          (i) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

          (ii) any changes required by the auditor in the scope or performance of the Company's internal audit.

     - Review and discuss major changes to the Company's auditing and accounting principles and practices as may be suggested by the independent auditor or management.

     - Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

     - Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor's concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's annual Report on Form 10-K.

     - Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditor the independent auditor's independence.

     - Prepare the Audit Committee report required by Item 306 of Schedule 14A of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

C.  UNAUDITED QUARTERLY FINANCIAL STATEMENTS

     - Review and discuss with management and the independent auditor the Company's quarterly financial statements. Such review shall include discussions by the Chairman of the Audit Committee or the Audit Committee with the independent auditor of such issues as may be brought to the Chairman's or Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

D. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

     - Recommend to the Board the appointment of the independent auditor.

     - Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee.

     - Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgement of the Audit Committee, recommend that the Board replace the independent auditor.

     - Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

     - Require that the independent auditor provide the Audit Committee with periodic reports regarding the auditor's independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditor and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditor, and if necessary in the judgment of the Audit Committee, the committee shall recommend that the Board take appropriate action to ensure the independence of the auditor or replace the auditor.

E.  MATTERS RELATING TO THE INDEPENDENCE OF THE AUDIT COMMITTEE

     - Periodically review the independence of each member of the Audit Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or other matter that may have caused or may in the future cause the Company to fail to comply with the requirements set forth in Sections 303.01 and
       303.02 of the New York Stock Exchange Listed Company Manual.

F.  GENERAL

     - The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

     - Perform such other oversight functions as may be requested by the Board.

     - In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

     - Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

                                                                    0536-PS-2001

UNIFIRST CORPORATION

C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398





                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE SET FORTH IN PROPOSAL 1 BELOW.

1.  ELECTION OF ONE CLASS I DIRECTOR

    NOMINEE:  CYNTHIA CROATTI

               FOR                        WITHHELD
             NOMINEE [ ]             [ ]    FROM
                                           NOMINEE

                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [ ]

                            MARK HERE IF YOU PLAN TO ATTEND THE MEETING      [ ]


For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.


Signature:                                               Date:
          ---------------------------------------------        -----------------

Signature:                                               Date:
          ---------------------------------------------        -----------------

                                  DETACH HERE




                                     PROXY

                              UNIFIRST CORPORATION


The undersigned holder of shares of Class B Common Stock of UniFirst Corporation hereby appoints ALDO CROATTI, RONALD D. CROATTI and RAYMOND C. ZEMLIN, and each of them, proxies with power of substitution to vote on behalf of the undersigned at the Annual Meeting of Shareholders of UniFirst Corporation to be held at the offices of FleetBoston Financial Corporation, 2nd Floor Conference Center, 100 Federal Street, Boston, Massachusetts 02110, on Tuesday, January 9, 2001 at 10:00 o'clock in the forenoon, and at any adjournment thereof, hereby granting full power and authority to act on behalf of the undersigned at this meeting and at any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended August 26, 2000.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.


SEE REVERSE   (PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY   SEE REVERSE
   SIDE                   IN THE ENCLOSED ENVELOPE.)                    SIDE

UNIFIRST CORPORATION

C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398





                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE SET FORTH IN PROPOSAL 1 BELOW.

1.  ELECTION OF TWO CLASS I DIRECTORS.

    NOMINEE:  CYNTHIA CROATTI AND PHILLIP L. COHEN

               FOR
               ALL                        WITHHELD
             NOMINEES [ ]             [ ] FROM ALL
                                          NOMINEES


[ ]
   -------------------------------------------------
    For all nominees except as noted above

                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [ ]

                            MARK HERE IF YOU PLAN TO ATTEND THE MEETING      [ ]


For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.


Signature:                                               Date:
          ---------------------------------------------        -----------------

Signature:                                               Date:
          ---------------------------------------------        -----------------

                                  DETACH HERE




                                     PROXY

                              UNIFIRST CORPORATION


The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints ALDO CROATTI, RONALD D. CROATTI and RAYMOND C. ZEMLIN, and each of them, proxies with power of substitution to vote on behalf of the undersigned at the Annual Meeting of Shareholders of UniFirst Corporation to be held at the offices of FleetBoston Financial Corporation, 2nd Floor Conference Center, 100 Federal Street, Boston, Massachusetts 02110, on Tuesday, January 9, 2001 at 10:00 o'clock in the forenoon, and at any adjournment thereof, hereby granting full power and authority to act on behalf of the undersigned at this meeting and at any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended August 26, 2000.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.


SEE REVERSE   (PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY   SEE REVERSE
   SIDE                   IN THE ENCLOSED ENVELOPE.)                    SIDE